Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended					Year Ended
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017
Condensed Income Statement
Interest income	$15,844	15,070	12,538	11,142	11,610	54,594	44,463
Interest expense	2,334	1,967	1,170	954	953	6,425	3,599
Net interest income	13,510	13,103	11,368	10,188	10,657	48,169	40,864
Provision for loan losses	(39)	659	224	79	(10)	923	215
Net interest income after provision	13,549	12,444	11,144	10,109	10,667	47,246	40,649
Non-interest income	2,702	2,921	2,791	2,636	2,579	11,050	10,458
Non-interest expense	9,925	10,317	10,711	9,549	8,612	40,502	33,863
Income before income taxes	6,326	5,048	3,224	3,196	4,634	17,794	17,244
Provision for income taxes	1,133	847	486	483	1,017	2,949	4,272
Net income	$5,193	4,201	2,738	2,713	3,617	14,845	12,972
Amort/Accret income on acquired loans	$229	198	44	96	606	567	1,096
Amort/Accret expenses on acquired interest-bearing liabilities	$149	214	—	—	—	363	—
Tax-equivalent net interest income	$13,680	13,279	11,549	10,375	11,062	48,883	42,549

Per Share Data
Dividends per share	$0.17	0.16	0.16	0.16	0.16	0.65	0.64
Basic earnings per common share	$0.40	0.32	0.25	0.27	0.37	1.24	1.30
Diluted earnings per common share	$0.40	0.32	0.25	0.27	0.36	1.24	1.29
Book value per share	$16.47	16.05	15.97	14.80	14.99	16.47	14.99
Tangible book value per share	$11.67	11.23	11.14	11.47	11.64	11.67	11.64
Weighted average common shares outstanding:
Basic	13,285,386	13,285,203	11,099,485	10,020,611	10,013,777	11,935,350	10,005,575
Diluted	13,290,499	13,290,665	11,105,014	10,028,588	10,020,566	11,942,253	10,012,511
Shares outstanding at period end	13,295,276	13,304,976	13,299,235	10,041,152	10,023,059	13,295,276	10,023,059

Selected Financial Ratios
Return on average assets	1.27%	1.03%	0.78%	0.85%	1.11%	1.00%	0.99%
Return on average equity	9.55%	7.76%	6.46%	7.33%	9.49%	7.90%	8.74%
Dividend payout ratio	42.50%	50.00%	64.00%	59.26%	43.24%	52.42%	49.23%
Net interest margin (tax equivalent)	3.69%	3.59%	3.63%	3.59%	3.73%	3.63%	3.58%
Efficiency ratio (tax equivalent)	60.58%	63.69%	74.69%	73.39%	63.13%	67.58%	63.88%

Selected Balance Sheet Items
Cash and cash equivalents	$20,040	19,812	24,901	17,494	25,386
Debt and equity securities	282,813	299,786	311,047	310,009	317,413

Loans:
Commercial and industrial	$77,740	78,002	81,778	37,118	36,057
Commercial, secured by real estate	740,647	704,987	705,978	542,890	527,947
Residential real estate	349,127	347,920	339,435	246,487	251,582
Consumer	17,283	17,505	17,705	17,176	17,450
Agricultural	13,297	13,280	13,390	12,217	15,194
Other, including deposit overdrafts	450	498	583	506	539
Deferred net origination costs	79	133	229	263	291
Loans, gross	1,198,623	1,162,325	1,159,098	856,657	849,060
Less allowance for loan losses	4,046	4,016	3,603	3,529	3,403
Loans, net	$1,194,577	1,158,309	1,155,495	853,128	845,657

Total earning assets	$1,483,166	1,465,787	1,471,923	1,168,204	1,170,700
Total assets	1,636,927	1,620,299	1,631,442	1,288,791	1,295,638
Total deposits	1,300,919	1,371,023	1,380,884	1,123,463	1,085,821

	Three Months Ended					Year Ended
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017
Selected Balance Sheet Items, continued
Short-term borrowings	56,230	0	0	0	47,000
Long-term debt	47,032	23,079	27,085	6,219	303
Total shareholders’ equity	218,985	213,515	212,366	148,584	150,271
Equity to assets ratio	13.38%	13.18%	13.02%	11.53%	11.60%
Loans to deposits ratio	92.14%	84.78%	83.94%	76.25%	78.20%

Tangible common equity (TCE)	$155,197	149,398	147,705	114,801	116,289
Tangible common assets (TCA)	1,573,139	1,556,182	1,566,781	1,255,008	1,261,656
TCE/TCA	9.87%	9.60%	9.43%	9.15%	9.22%

Selected Average Balance Sheet Items
Cash and cash equivalents	$20,685	25,920	27,319	21,820	18,787	23,910	25,132
Debt and equity securities	291,433	304,112	306,366	313,689	332,225	303,839	358,682

Loans	$1,177,061	1,155,846	961,726	853,152	840,526	1,038,159	822,452
Less allowance for loan losses	4,016	3,622	4,245	3,401	3,407	3,822	3,405
Net loans	$1,173,045	1,152,224	957,481	849,751	837,119	1,034,337	819,047

Total earning assets	$1,471,650	1,465,510	1,276,176	1,170,708	1,175,180	1,347,162	1,189,106
Total assets	1,626,029	1,623,016	1,409,698	1,292,375	1,295,293	1,488,941	1,309,501
Total deposits	1,333,673	1,367,950	1,212,104	1,114,979	1,096,966	1,258,075	1,125,866
Short-term borrowings	36,348	1,833	3,491	14,086	34,440	13,967	23,976
Long-term debt	25,536	25,757	13,252	2,255	323	16,789	421
Total shareholders’ equity	215,739	214,769	170,077	150,058	151,154	187,915	148,443
Equity to assets ratio	13.27%	13.23%	12.06%	11.61%	11.67%	12.62%	11.34%
Loans to deposits ratio	88.26%	84.49%	79.34%	76.52%	76.62%	82.52%	73.05%

Asset Quality
Net charge-offs (recoveries)	$(68)	245	150	(47)	(7)	280	387
Other real estate owned	244	35	35	—	—	244	—

Non-accrual loans	2,956	2,603	4,065	2,744	2,965	2,956	2,965
Loans past due 90 days or more and still accruing	149	1	5	146	0	149	0
Total nonperforming loans	$3,105	2,604	4,070	2,890	2,965	3,105	2,965

Net charge-offs (recoveries) to average loans	(0.02)%	0.08%	0.06%	(0.02)%	0.00%	0.03%	0.05%
Allowance for loan losses to total loans	0.34%	0.35%	0.31%	0.41%	0.40%	0.34%	0.40%
Nonperforming loans to total loans	0.26%	0.22%	0.35%	0.34%	0.35%	0.26%	0.35%
Nonperforming assets to total assets	0.20%	0.16%	0.25%	0.22%	0.23%	0.20%	0.23%

Assets Under Management
LCNB Corp. total assets	$1,636,927	1,620,299	1,631,442	1,288,791	1,295,638
Trust and investments (fair value)	337,549	386,582	370,587	359,766	362,486
Mortgage loans serviced	97,685	115,647	114,536	90,630	92,818
Cash management	48,906	36,502	48,369	72,372	84,344
Brokerage accounts (fair value)	233,751	247,175	238,651	230,168	229,006
Total assets managed	$2,354,818	2,406,205	2,403,585	2,041,727	2,064,292

Non-GAAP Financial Measures
Net income	$5,193	4,201	2,738	2,713	3,617	14,845	12,972
Add: merger-related expenses, net of tax	148	274	710	621	87	1,753	87
Adjusted net income	$5,341	4,475	3,448	3,334	3,704	16,598	13,059
Basic adjusted earnings per share	0.41	0.34	0.31	0.33	0.37	1.39	1.31
Diluted adjusted earnings per share	0.41	0.34	0.31	0.33	0.37	1.39	1.30
Adjusted return on average assets	1.30%	1.09%	0.98%	1.05%	1.16%	1.11%	1.00%
Adjusted return on average equity	9.82%	8.27%	8.13%	9.01%	9.94%	8.83%	8.80%

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS

(Dollars in thousands)

	December 31, 2018 (Unaudited)	December 31, 2017
ASSETS:
Cash and due from banks	$18,310	21,159
Interest-bearing demand deposits	1,730	4,227
Total cash and cash equivalents	20,040	25,386
Interest-bearing time deposits	996	—
Investment securities:
Equity securities with a readily determinable fair value, at fair value	2,078	2,160
Equity securities without a readily determinable fair value, at cost	2,099	1,099
Debt securities, available-for-sale, at fair value	238,421	275,213
Debt securities, held-to-maturity, at cost	29,721	32,571
Federal Reserve Bank stock, at cost	4,653	2,732
Federal Home Loan Bank stock, at cost	4,845	3,638
Loans, net	1,194,577	845,657
Premises and equipment, net	32,627	34,927
Goodwill	59,221	30,183
Core deposit and other intangibles	5,042	3,799
Bank owned life insurance	28,723	27,985
Other assets	13,884	10,288
TOTAL ASSETS	$1,636,927	1,295,638

LIABILITIES:
Deposits:
Noninterest-bearing	$322,571	283,212
Interest-bearing	978,348	802,609
Total deposits	1,300,919	1,085,821
Short-term borrowings	56,230	47,000
Long-term debt	47,032	303
Accrued interest and other liabilities	13,761	12,243
TOTAL LIABILITIES	1,417,942	1,145,367

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value, authorized 19,000,000 shares at December 31, 2018 and 2017; issued 14,070,303 and 10,776,686 shares at December 31, 2018 and 2017, respectively	141,170	76,977
Retained earnings	94,547	87,301
Treasury shares at cost, 775,027 and 753,627 shares at December 31, 2018 and 2017, respectively	(12,013)	(11,665)
Accumulated other comprehensive loss, net of taxes	(4,719)	(2,342)
TOTAL SHAREHOLDERS' EQUITY	218,985	150,271
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,636,927	1,295,638

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
INTEREST INCOME:
Interest and fees on loans	$14,010	9,738	47,489	36,571
Dividends on equity securities with a readily determinable fair value	17	19	65	63
Dividends on equity securities without a readily determinable fair value	17	9	39	26
Interest on debt securities, taxable	900	950	3,666	4,239
Interest on debt securities, non-taxable	641	753	2,686	3,130
Other short-term investments	259	141	649	434
TOTAL INTEREST INCOME	15,844	11,610	54,594	44,463
INTEREST EXPENSE:
Interest on deposits	1,976	839	5,753	3,378
Interest on short-term borrowings	223	112	311	209
Interest on long-term debt	135	2	361	12
TOTAL INTEREST EXPENSE	2,334	953	6,425	3,599
NET INTEREST INCOME	13,510	10,657	48,169	40,864
PROVISION FOR LOAN LOSSES	(39)	(10)	923	215
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	13,549	10,667	47,246	40,649
NON-INTEREST INCOME:
Fiduciary income	971	869	3,958	3,473
Service charges and fees on deposit accounts	1,420	1,350	5,590	5,236
Net gains (losses) on sales of securities	—	15	(8)	233
Bank owned life insurance income	185	191	738	867
Gains from sales of loans	41	30	223	166
Other operating income	85	124	549	483
TOTAL NON-INTEREST INCOME	2,702	2,579	11,050	10,458
NON-INTEREST EXPENSE:
Salaries and employee benefits	5,488	4,678	21,279	18,585
Equipment expenses	341	336	1,138	1,172
Occupancy expense, net	742	724	2,861	2,613
State financial institutions tax	299	286	1,197	1,137
Marketing	321	232	1,119	873
Amortization of intangibles	263	189	922	751
FDIC insurance premiums	130	103	419	423
Contracted services	454	325	1,547	1,255
Other real estate owned	16	2	20	10
Merger-related expenses	164	108	2,123	118
Other non-interest expense	1,707	1,629	7,877	6,926
TOTAL NON-INTEREST EXPENSE	9,925	8,612	40,502	33,863
INCOME BEFORE INCOME TAXES	6,326	4,634	17,794	17,244
PROVISION FOR INCOME TAXES	1,133	1,017	2,949	4,272
NET INCOME	$5,193	3,617	14,845	12,972

Dividends declared per common share	$0.17	0.16	0.65	0.64
Earnings per common share:
Basic	0.40	0.37	1.24	1.30
Diluted	0.40	0.36	1.24	1.29
Weighted average common shares outstanding:
Basic	13,285,386	10,013,777	11,935,350	10,005,575
Diluted	13,290,499	10,020,566	11,942,253	10,012,511

Contacts
LCNB Corp.
Steve P. Foster, CEO, 800-344-BANK
Robert C. Haines II, Executive Vice President and CFO, 800-344-BANK